UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
December 10, 2010
TARGA RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Long-Term Incentive Plan. On December 10, 2010, in connection with the closing of the initial public offering (the “IPO”) of Targa Resources Corp. (the “Company”), the Compensation Committee of the Board of Directors of the Company (the “Committee”) made the following grants under the Targa Resources Corp. 2010 Stock Incentive Plan (the “Plan”): (i) with respect to restricted stock: Mr. Joyce—121,125 shares; Mr. Perkins—67,980 shares; Mr. Whalen—67,980 shares; Mr. Heim—60,885 shares; Mr. Meloy—22,425 shares; and Mr. McParland—56,100 shares and (ii) with respect to bonus stock: Mr. Joyce—122,439 shares; Mr. Perkins—106,200 shares; Mr. Whalen—106,200 shares; Mr. Heim—61,825 shares; and Mr. McParland—87,642 shares. The restricted stock awards will vest over a three-year period in accordance with the Restricted Stock Agreement; the bonus stock awards have no vesting requirement. In addition, the Committee made a cash award to Mr. Heim in the amount of $732,000.
The Plan provides for discretionary grants of the following types of awards: (a) incentive stock options qualified as such under U.S. federal income tax laws, (b) stock options that do not qualify as incentive stock options, (c) phantom stock awards, (d) restricted stock awards, (e) performance awards, (f) bonus stock awards, or (g) any combination of such awards.
This description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.93 to the Company’s Registration Statement on Form S-1/A filed November 12, 2010 (File No. 333-169277). The description of the vesting requirements of the restricted stock awards is qualified in its entirety by reference to the Restricted Stock Agreement, a copy of which is filed as Exhibit 4.4 to Targa Resources Corp.’s Registration Statement on Form S-8 filed December 9, 2010 (File No. 333-171082).
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Amended and Restated Certificate of Incorporation of Targa Resources Corp.
          On December 10, 2010, immediately prior to the closing of the IPO, the Company amended and restated its Certificate of Incorporation (as amended, the “Certificate of Incorporation”). A description of the Certificate of Incorporation is contained in the Prospectus filed with the Commission on December 7, 2010 in the section entitled “Description of Capital Stock” and is incorporated herein by reference.
          The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on 8-K and is incorporated in this Item 5.03 by reference.
     Amended and Restated Bylaws of Targa Resources Corp.
          On December 10, 2010, immediately prior to the closing of the IPO, the Company amended and restated its Bylaws (as amended, the “Bylaws”). A description of the Bylaws is contained in the Prospectus filed with the Commission on December 7, 2010 in the section entitled “Description of Capital Stock” and is incorporated herein by reference.
          The foregoing description and the description contained in the Prospectus are not complete and each is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on 8-K and is incorporated in this Item 5.03 by reference.
Item 8.01 Other Information.
          On December 10, 2010, immediately prior to the closing of the IPO, the Company effected a 1 for 2.03 reverse stock split of its common stock and a proportional adjustment to the existing conversion ratio for its Convertible Participating Series B Preferred stock upon the pricing of its common shares in connection with the closing of the IPO.
          The Company is providing consolidated financial statements to include the retrospective adjustment for the impact of the reverse stock split. The Company is also providing the following to reflect this change: Selected Financial Data and Consolidated Financial Statements of Targa Resources Corp. for the periods indicated.
Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable
     (b) Not applicable
     (c) Not applicable
     (d) Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation of Targa Resources Corp.

3.2	Amended and Restated Bylaws of Targa Resources Corp.

10.1	Form of Targa Resources Corp. 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.93 to Targa Resources Corp.’s Registration Statement on Form S-1/A filed November 12, 2010 (File No. 333-169277)).

10.2	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 4.4 to Targa Resources Corp.’s Registration Statement on Form S-8 filed December 09, 2010 (File No. 333-171082)).

23.1	Consent of PricewaterhouseCoopers on Consolidated Financial Statements of Targa Resources Corp.

99.1	Selected Financial Data

99.2	Consolidated Financial Statements of Targa Resources Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.
Dated: December 16, 2010	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation of Targa Resources Corp.

3.2	Amended and Restated Bylaws of Targa Resources Corp.

10.1
Form of Targa Resources Corp. 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.93 to Targa Resources Corp.’s Registration Statement on Form S-1/A filed November 12, 2010 (File No. 333-169277)).

10.2	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 4.4 to Targa Resources Corp.’s Registration Statement on Form S-8 filed December 09, 2010 (File No. 333-171082)).

23.1	Consent of PricewaterhouseCoopers on Consolidated Financial Statements of Targa Resources Corp.

99.1	Selected Financial Data

99.2	Consolidated Financial Statements of Targa Resources Corp.